                                                                     EXHIBIT 4.1




      NUMBER                                                        NUMBER
    [CA      ]                                                    [        ]

                                     [EDUTREK
        CLASS A             INTERNATIONAL, INC. LOGO]            CLASS A
      COMMON STOCK                                             COMMON STOCK



             INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA


THIS CERTIFICATE IS TRANSFERABLE                        CUSIP 28164K 10 8
IN THE CITY OF ATLANTA, GEORGIA              SEE REVERSE FOR CERTAIN DEFINITIONS




THIS CERTIFIES THAT

                                   SPECIMEN


is the owner of



        FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK OF

                         EDUTREK INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

   /s/ Douglas C. Chait  [EDUTREK INTERNATIONAL, INC. SEAL]   /s/ S. Bostic

       Secretary                                                  Chairman

Countersigned and Registered:

SUNTRUST BANK, ATLANTA
   Atlanta, Georgia
      Transfer Agent and Registrar


By

   AUTHORIZED SIGNATURE

                         EduTrek International, Inc.


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT-________Custodian_______
                                                            (Cust)          (Minor)
TEN ENT - as tenants by the entireties                under Uniform Gifts to Minors Act
                                                        ___________________________
JT TEN  - as joint tenants with right                             (State)
          of survivorship and not as
          tenants in common

    Additional abbreviations may also be used though not in the above list.


For Value Received                 hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

/                /______________________________________________________________

________________________________________________________________________________
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________ Shares of the
capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
______________________________________________________________, Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      --------------------------------
                                        --------------------------------------



                                        --------------------------------------
                                        NOTICE:  THE SIGNATURE OF THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT ON
                                        ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                        ---------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION,
(Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM PURSUANT
TO S.E.C. RULE 17Ad-15.